UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 23, 2023

Ra Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38677	38-3661826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1670 Highway 160 West Suite 205

Fort Mill, SC 29708

(Address of principal executive offices, including zip code)

(973) 691-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RMED	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Note:  This Amendment to Form 8-K is being filed solely to correct the Items of the registrant’s Form 8-K filed on March 29, 2023 pursuant to which the registrant is reporting.  They are Items 3.02, 3.03 and 9.01.  The registrant is not reporting information pursuant to Item 3.01.

Item 3.02.  Unregistered Sales of Equity Securities.

Issuance of Securities in Private Placement

On January 9, 2023, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) for a private placement of securities (the “Private Placement”) with Armistice Capital Master Fund Ltd. (“Armistice”). Pursuant to the Securities Purchase Agreement, on March 23, 2023, in consideration of approximately $8.0 million in cash, the Company issued to Armistice Class A units consisting of one common share, one Series F and one Series G warrant at a purchase price of $1.60029 per unit. In lieu of Class A units, for beneficial ownership purposes, as elected by Armistice, the Company also issued Class B units at the same price per unit consisting of convertible preferred stock convertible into approximately 625 shares of common stock shares per share of preferred, one Series F and one Series G warrant.  Each Class B Unit contained an amount of Series A Preferred Stock that was convertible into one share of common stock.  A total of 497,908 shares of common stock, 7,203 convertible preferred shares convertible into 4,501,060 common shares, 4,999,093 Series F and 4,999,093 Series G warrants were issued in the private placement. The Series F warrants are exercisable for two years, and the Series G warrants are exercisable for six years, and they each have a fixed exercise price of $3.00 per common share. The securities issued in the private placement contain no price reset or anti-dilution features.  For further information, including the terms of the securities issued, see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 13, 2023, which is incorporated by reference herein.

The securities offered in the Private Placement and described above were offered in a private placement under Section 4(a)(2) of the Securities Act of 1933, as amended (the "Act"), and/or Rule 506(b) of Regulation D promulgated thereunder, based on the representations made by Armistice in the Securities Purchase Agreement, and have not been registered under the Act or applicable state securities laws.

The Company has agreed to file a resale registration statement with respect to the common stock underlying the securities issued.

The foregoing description of the material terms of the Private Placement is qualified in its entirety by reference to the Securities Purchase Agreement incorporated by reference herein as Exhibit 10.4, the Registration Rights Agreement incorporated herein as Exhibit 10.5, the Certificate of Designation for the Series A Preferred Stock incorporated herein as Exhibit 3.2, the Form of Series F Warrant incorporated herein as Exhibit 4.2 and the Form of Series G Warrant incorporated herein as Exhibit 4.3.

Ladenburg Thalmann & Co. Inc. acted as the exclusive placement agent in the Private Placement.   The Company paid approximately $640,000 in commissions with respect to the Private Placement.

Conversion of Shares of Series X Preferred Stock

Pursuant to the terms of the Amended and Restated Agreement and Plan of Merger entered into between the Company and Catheter Precision, Inc. on January 9, 2023, following approval of the Company’s stockholders on March 21, 2023, approximately 1,993.627 shares of the Company’s Series X Preferred Stock converted into approximately 1,993,627 shares of Company common stock at 5 pm Eastern time on March 23, 2023. No consideration was paid in connection with the conversion. The remaining approximately 12,655.964 shares of Series X Preferred Stock may convert into approximately 12,655,964 shares of common stock on or after July 9, 2024, provided that the Company meets the initial listing requirements of a national stock exchange or has been delisted from the NYSE American.  For further information, including the terms of the Series X Preferred, see the Company’s Current Report on Form 8-K filed with the SEC on January 13, 2023, which is incorporated by reference herein.

The securities issued were exempt under Section 3(a)(9) of the Act, as no commission or other remuneration was paid for soliciting the conversion.

Item 3.03 Material Modification to Rights of Security Holders.

The information contained in Item 3.02 of this Current Report on Form 8-K is hereby incorporated herein by reference.

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Item 9.01.  Financial Statements and Exhibits.

(d)     Exhibits

Exhibit	Description

2.1

Amended and Restated Agreement and Plan of Merger, dated January 9, 2023, by and among Ra Medical Systems, Inc., Rapid Merger Sub 1, Inc., Rapid Merger Sub 2, LLC, and Catheter Precision, Inc. (incorporated by reference to Exhibit 2.1 filed with the Registrant’s Current Report on Form 8-K filed with the SEC on January 13, 2023)

3.1	Certificate of Designation of Series X Preferred, (incorporated by reference to Exhibit 3.1 filed with the Registrant’s Current Report on Form 8-K filed with the SEC on January 13, 2023)

3.2	Certificate of Designation of Series A Preferred, (incorporated by reference to Exhibit 3.2 filed with the Registrant’s Current Report on Form 8-K filed with the SEC on January 13, 2023)

4.2	Form of Series F Warrant (incorporated by reference to Exhibit 4.2 filed with the Registrant’s Current Report on Form 8-K filed with the SEC on January 13, 2023)

4.3	Form of Series G Warrant (incorporated by reference to Exhibit 4.3 filed with the Registrant’s Current Report on Form 8-K filed with the SEC on January 13, 2023)

10.4

Securities Purchase Agreement dated January 9, 2023 between the Company and Armistice (incorporated by reference to Exhibit 10.4 filed with the Registrant’s Current Report on Form 8-K filed with the SEC on January 13, 2023)

10.5

Registration Rights Agreement dated January 9, 2023 between the Company and Armistice (incorporated by reference to Exhibit 10.5 filed with the Registrant’s Current Report on Form 8-K filed with the SEC on January 13, 2023)

104	Cover Page Interactive Data File (formatted as inline XBRL)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RA MEDICAL SYSTEMS, INC.

Date: March 31, 2023	By:	/s/ Jonathan Will McGuire
Jonathan Will McGuire
Chief Executive Officer
(Principal Executive Officer)

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